                                  PART IV


                                                                  Exhibit 99.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of The Jones Financial Companies, L.L.L.P. on Form 10-K for the year ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven Novik, Chief Financial Officer of the Partnership, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)  The Report fully complies with the requirements of
              Section 13(a) or 15(d) of the Securities Exchange Act of
              1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


                                       /s/  Steven Novik
                                       ---------------------------------------
                                       Chief Financial Officer
                                       The Jones Financial Companies, L.L.L.P.
                                       March 19, 2004

                                  PART IV
                                                                  Exhibit 99.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of The Jones Financial Companies, L.L.L.P. on Form 10-K for the year ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas E. Hill, Chief Executive Officer of the Partnership, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)  The Report fully complies with the requirements of
              Section 13(a) or 15(d) of the Securities Exchange Act of
              1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


                                       /s/  Douglas E. Hill
                                       ---------------------------------------
                                       Chief Executive Officer
                                       The Jones Financial Companies, L.L.L.P.
                                       March 19, 2004